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                                                                    EXHIBIT 23.2




                       [LETTERHEAD OF KPMG PEAT MARWICK LLP]





                           INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Wells Fargo & Company

We consent to the use of our report dated January 15, 1998, on the consolidated financial statements of Norwest Corporation (now named Wells Fargo & Company) incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the registration statement.



                                             /s/ KPMG Peat Marwick LLP



November 5, 1998
Minneapolis, Minnesota